                             [GRAPHIC OMITTED]



                            THE BERKSHIRE FUNDS

                             2002 Annual Report

This report is provided for the general information of Berkshire Funds shareholders. It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Funds. Please read it carefully before you invest.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-877-526-0707 or visit berkshirefunds.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely-held stocks primarily listed on the New York Stock Exchange. The S&P 500 Index is a registered trademark of Standard & Poor's Corporation and is a market-weighted index of common stock prices for 500 large U.S. companies. The Nasdaq Composite Index is a capitalization-weighted index of over 5,000 common stocks listed on the Nasdaq Stock Market. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance.

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors are not recommendations to purchase or sell any particular security.

Funds distributed by Rafferty Capital Markets, LLC.

                                      *
                       -------------------------------
                     FUND OVERVIEW - BERKSHIRE FOCUS FUND
                               December 31, 2002


The Fund normally concentrates its investments in a core group of 20-30 common stocks selected for their long-term growth potential.


PERFORMANCE COMPARISON (average annual total returns as of 12/31/02)
-------------------------------------------------------------------

                                 1 Year      3 Year      5 Year    Since Inception(1)

FOCUS FUND                      -59.08%     -54.27%     -15.66%     -14.80%
--------------------------------------------------------------------------------------
Dow Jones Industrial Average    -15.01%      -8.51%       2.86%       3.32%
S&P 500 Index                   -22.09%     -14.54%      -0.58%       1.30%
NASDAQ Composite Index          -31.25%     -30.82%      -2.88%      -1.06%
--------------------------------------------------------------------------------------


NET ASSETS
------------------------------------------
12/31/02                     $22.5 Million


NET ASSET VALUE
------------------------------------------
Net Asset Value Per Share            $3.81


TOP TEN HOLDINGS(2)
------------------------------------------
Maxim Integrated Products, Inc.      6.30%
Microchip Technology, Inc.           6.03%
Linear Technology Corp.              5.69%
Cisco Systems, Inc.                  5.56%
Broadcom Corp.                       5.14%
Novellus Systems, Inc.               5.13%
Marvell Technology Group Ltd.        4.94%
Applied Materials, Inc.              4.65%
Emulex Corp.                         4.64%
Qlogic Corp.                         4.63%


GROWTH OF $10,000(3)
------------------------------------------
BERKSHIRE FOCUS FUND vs. THE S&P 500 INDEX

[GRAPHIC OMITTED]

               S&P 500       BERKSHIRE FOCUS
                 INDEX            FUND
MONTH         $ AMOUNT         $ AMOUNT
------        ---------      -------------
JUN-97        $ 10,000         $ 10,000
JUL-97          10,795           10,000
AUG-97          10,191            9,950
SEP-97          10,748           10,050
OCT-97          10,390            9,500
NOV-97          10,870            9,510
DEC-97          11,057            8,738
JAN-98          11,179            9,699
FEB-98          11,985           10,174
MAR-98          12,598           10,174
APR-98          12,725           10,346
MAY-98          12,506           10,043
JUN-98          13,014           11,539
JUL-98          12,876           11,560
AUG-98          11,017            9,314
SEP-98          11,722           11,287
OCT-98          12,675           11,620
NOV-98          13,443           14,078
DEC-98          14,217           17,822
JAN-99          14,811           20,835
FEB-99          14,351           19,177
MAR-99          14,925           22,776
APR-99          15,503           23,740
MAY-99          15,138           20,976
JUN-99          15,977           23,036
JUL-99          15,479           21,735
AUG-99          15,402           24,001
SEP-99          14,980           24,749
OCT-99          15,928           26,884
NOV-99          16,252           31,405
DEC-99          17,208           43,289
JAN-00          16,344           44,376
FEB-00          16,035           62,228
MAR-00          17,602           60,272
APR-00          17,073           53,253
MAY-00          16,723           45,712
JUN-00          17,135           56,317
JUL-00          16,867           57,013
AUG-00          17,914           71,627
SEP-00          16,969           67,248
OCT-00          16,897           56,719
NOV-00          15,566           36,118
DEC-00          15,642           36,346
JAN-01          16,197           36,813
FEB-01          14,721           19,841
MAR-01          13,789           13,973
APR-01          14,859           19,624
MAY-01          14,959           17,418
JUN-01          14,595           16,440
JUL-01          14,451           13,397
AUG-01          13,548           10,257
SEP-01          12,454            6,498
OCT-01          12,691            8,845
NOV-01          13,665           10,518
DEC-01          13,785           10,116
JAN-02          13,583           10,464
FEB-02          13,321            8,171
MAR-02          13,822            9,649
APR-02          12,984            8,258
MAY-02          12,888            7,389
JUN-02          11,971            5,911
JUL-02          11,039            5,139
AUG-02          11,111            4,564
SEP-02           9,905            3,455
OCT-02          10,776            4,194
NOV-02          11,409            5,400
DEC-02          10,738            4,140


SECTOR ALLOCATION(4)
------------------------------------------
Semiconductors                      50.57%
Storage Devices                     18.82%
Semiconductor Capital Equipment     12.97%
Networking Equipment                12.47%
Software                             3.01%
Fiber Optic Components               2.14%


(1) The Fund's inception date was July 1, 1997.

(2) Stated as a percentage of total net assets as of 12/31/02. The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Fund's current or future investments.

(3) This chart assumes an initial investment of $10,000 made on July 1, 1997 (inception). Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All relative performance data reflect reinvested dividends but do not reflect the impact of taxes.

(4) Stated as a percentage of total net assets as of 12/31/02. The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund's current or future investments.

    This Fund may concentrate its investments in the technology industry. As a result, the Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.

                                      *
                       -------------------------------
                          LETTER TO THE SHAREHOLDERS

[PHOTO]

Dear Fellow Shareholders,

During the 12 month period ended December 31, 2002, the Berkshire Focus Fund posted a total return of -59.08%. For comparative purposes, the Dow Jones Industrial Average fell by 15.01%, the S&P 500 Index lost 22.09%, and the Nasdaq Composite Index declined by 31.25% over the same period. Since inception, and on an annualized basis, the Fund was down 14.80% versus the Dow Jones Industrial Average and the S&P 500 Index, which gained 3.32% and 1.30%, respectively. Meanwhile, the Nasdaq Composite Index declined an average annual 1.06% since inception. All return data include reinvested dividends but do not reflect the impact of taxes.


Year In Review

As we entered calendar year 2002, we were optimistic the worst of the stock markets was behind us. All of the major indices had quickly regained much of the ground lost in the weeks immediately following the September 11 attacks. Moreover, it looked as though the Federal Reserve's aggressive easing campaign was finally beginning to stabilize the economy. Interest rates had reached their lowest levels in over 40 years - helping to drive an unprecedented boom in mortgage refinancing activity. The stock market, led by technology stocks, staged a powerful rally that lasted through the first quarter. The rebound was short-lived, however, as uncertainty surrounding lingering terrorist threats, accounting irregularities and ongoing corporate scandals began to weigh on the markets. Not surprisingly, investor sentiment turned extremely negative at the onset of the second quarter. A series of tepid economic reports and high-profile corporate earnings disappointments renewed concerns of a double-dip recession - sending the stock market averages into yet another tailspin. Adding to the relentless uncertainty was a looming threat of war with Iraq. Confidence in the markets continued to erode into the third quarter as events surrounding the geopolitical unrest began to unfold. Investors, faced with a seemingly endless stream of negative events, finally succumbed to a crisis of confidence igniting several broad market sell-offs that would last until October. As the markets reached extreme oversold levels, the selling abated, allowing investors to step in and buy stocks at substantial discounts. By the end of the period, the markets had managed to recoup at least a portion of their earlier losses and finish out the year on a positive note.

                                      *
                       -------------------------------
                          LETTER TO THE SHAREHOLDERS


Focus Fund Discussion

As is no doubt evident, 2002 was another exceedingly difficult year for investors and businesses alike within the technology sector. The Nasdaq Composite Index declined sharply for the third consecutive year which, taken together, represent the most severe bear market since the Great Depression more than 70 years ago. Our concentrated style of investing, coupled with our focus in the technology sector, resulted in the significant underperformance of our Fund relative to our equity market benchmarks.

Major detractors from performance were our investments in the Storage Device sector, which suffered from continued anemic spending on corporate IT projects. Among those hardest hit in this sector were Brocade (BRCD), EMC
(EMC), Emulex (ELX) and Network Appliance (NTAP). Bucking the trend however, was our investment in QLogic (QLGC). The Semiconductor sector, once again the Fund's most heavily weighted area, turned in a decidedly mixed performance for the year. Applied Micro Circuits (AMCC), Broadcom (BRCM), Integrated Device
Technology (IDTI), PMC-Sierra (PMCS) and Xilinx (XLNX) were all punished due to deteriorating fundamentals in the Comm IC space. Meanwhile, our top three portfolio holdings for 2002 - Maxim Integrated (MXIM), Microchip Technology
(MCHP) and Linear Technology (LLTC) - were all analog semiconductor companies which held up relatively well due to their high profitability and product diversity. Also working against us during the period were some of our investments in the Networking Equipment, Software and Fiber Optic Component sectors. Companies from these areas included CIENA (CIEN), Cisco (CSCO), Juniper Networks (JNPR), VERITAS Software (VRTS) and JDS Uniphase (JDSU). Our investments in the Semiconductor Capital Equipment sector performed better than the Nasdaq Composite Index, including industry leaders KLA-Tencor (KLAC) and Novellus Systems (NVLS). New additions to the portfolio this year were semiconductor companies Intersil (ISIL), Skyworks Solutions (SWKS) and STMicroelectronics (STM).


Looking Ahead

While we recognize that our focus on technology stocks led to our underperformance during the period, we continue to believe that technology holds the greatest long-term growth potential. Our near-term focus then, will be to take advantage of the market's recent dislocations by adding to our positions at substantial discounts. We will also be looking to establish new positions in companies we believe will rebound the strongest once the economy regains its footing. As a result, you can expect us to remain committed to our aggressive, high-growth style of investing just as we have in the past. We thank you for your loyalty and continued confidence in our abilities during these difficult times.

Malcolm R. Fobes III

/s/ Malcolm R. Fobes III

Chairman & Chief Executive Officer

                                      *
------------------------------------------------------------------------------

                        AUDITED FINANCIAL STATEMENTS

                                  12/31/2002

------------------------------------------------------------------------------
                                      *

                                      *
                       -------------------------------
               PORTFOLIO OF INVESTMENTS - BERKSHIRE FOCUS FUND
                               December 31, 2002


 Shares                                                         Value

            COMMON STOCKS - 99.98%                       $ 22,485,757
            (Cost $29,865,131)

            FIBER OPTIC COMPONENTS - 2.14%                    480,415
194,500     JDS Uniphase Corp.*                               480,415

            NETWORKING EQUIPMENT - 12.47%                   2,805,474
112,100     CIENA Corp.*                                      576,194
 95,400     Cisco Systems, Inc.*                            1,249,740
144,050     Juniper Networks, Inc.*                           979,540

            SEMICONDUCTORS - 50.57%                        11,373,906
159,100     Applied Micro Circuits Corp.*                     587,079
 76,750     Broadcom Corp., (Class A)*                      1,155,855
 65,650     Integrated Device Technology, Inc.*               549,490
 48,100     Intersil Corp., (Class A)*                        670,514
 49,785     Linear Technology Corp.                         1,280,470
 58,905     Marvell Technology Group Ltd.*                  1,110,948
 42,870     Maxim Integrated Products, Inc.*                1,416,425
 55,500     Microchip Technology, Inc.*                     1,356,975
118,200     PMC-Sierra, Inc.*                                 657,192
100,850     RF Micro Devices, Inc.*                           739,231
 93,250     Skyworks Solutions, Inc.*                         803,815
 23,200     STMicroelectronics N.V.                           452,632
 28,800     Xilinx, Inc.*                                     593,280

            SEMICONDUCTOR CAPITAL EQUIPMENT - 12.97%        2,917,342
 80,300     Applied Materials, Inc.*                        1,046,309
 20,250     KLA-Tencor Corp.*                                 716,243
 41,125     Novellus Systems, Inc.*                         1,154,790

            SOFTWARE - 3.01%                                  676,971
 43,340     VERITAS Software Corp.*                           676,971

            STORAGE DEVICES - 18.82%                        4,231,649
148,940     Brocade Communications Systems, Inc.*             616,612
106,150     EMC Corp*                                         651,761
 56,250     Emulex Corp.*                                   1,043,437
 87,850     Network Appliance, Inc.*                          878,500
 30,175     QLogic Corp.*                                   1,041,339


            TOTAL INVESTMENT SECURITIES - 99.98%           22,485,757
            (Cost $29,865,131)

            OTHER ASSETS IN EXCESS OF LIABILITIES - 0.02%       3,438

            NET ASSETS - 100.00%                         $ 22,489,195
            Equivalent to $3.81 per share


           *Non-income producing

           (See accompanying notes to financial statements)

                                      *
                       -------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2002

                                                            BERKSHIRE
                                                           FOCUS FUND
ASSETS
---------------------------------------------------------------------
Investment securities:
    At acquisition cost                                 $  29,865,131
                                                        =============
    At market value                                     $  22,485,757
Receivable for capital shares sold                             88,911
Receivable for securities sold                              1,739,344
Interest receivable                                                31
                                                        -------------
    TOTAL ASSETS                                           24,314,043
                                                        -------------


LIABILITIES
---------------------------------------------------------------------
Payable for capital shares redeemed                            94,030
Payable for securities purchased                            1,217,968
Payable to affiliates (Note 4)                                 43,675
Payable to custodian                                          467,184
Accrued expenses                                                1,991
                                                        -------------
    TOTAL LIABILITIES                                       1,824,848
                                                        -------------


NET ASSETS                                              $  22,489,195
=====================================================================


Net assets consist of:
Paid-in-capital                                         $ 457,460,991
Accumulated net realized losses
    from security transactions                           (427,592,422)
Net unrealized depreciation on investments                 (7,379,374)
                                                        -------------
NET ASSETS                                              $  22,489,195
                                                        =============


Shares of beneficial interest outstanding (unlimited
    number of shares authorized, no par value)              5,896,507
                                                        =============


Net asset value, offering price and redemption
    price per share                                     $        3.81
                                                        =============

(See accompanying notes to financial statements)

                                      *
                       -------------------------------
                            STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 2002


                                                            BERKSHIRE
                                                           FOCUS FUND
INVESTMENT INCOME
---------------------------------------------------------------------
    Dividends                                          $       13,554
    Interest                                                    3,409
                                                        -------------
         TOTAL INVESTMENT INCOME                               16,963
                                                        -------------

EXPENSES
---------------------------------------------------------------------
    Investment advisory fees                                  644,836
    Administrative fees                                       212,098
    Interest expense                                            6,266
                                                        -------------
         TOTAL EXPENSES                                       863,200
                                                        -------------

NET INVESTMENT LOSS                                          (846,237)
---------------------------------------------------------------------


REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
---------------------------------------------------------------------
Net realized losses from security transactions            (49,694,504)
Net change in unrealized appreciation on investments       11,954,232
                                                         ------------

NET REALIZED AND UNREALIZED
LOSSES ON INVESTMENTS                                     (37,740,272)
                                                         ------------

NET DECREASE IN NET ASSETS
FROM OPERATIONS                                        $  (38,586,509)
                                                        =============

(See accompanying notes to financial statements)

                                      *
                       -------------------------------
          STATEMENTS OF CHANGES IN NET ASSETS - BERKSHIRE FOCUS FUND
          For the Years Ended December 31, 2002 and December 31, 2001


                                                                      Year                Year
                                                                     Ended               Ended
                                                                  12/31/02            12/31/01
FROM OPERATIONS:
----------------------------------------------------------------------------------------------
    Net investment loss                                     $     (846,237)      $  (2,409,166)
    Net realized losses from security transactions             (49,694,504)       (278,738,067)
    Net change in unrealized appreciation on investments        11,954,232          70,431,813
                                                              --------------------------------
Net decrease in net assets from operations                     (38,586,509)       (210,715,420)
                                                              --------------------------------


FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------
    Proceeds from shares sold                                   31,249,035         159,530,508
    Payments for shares redeemed                               (41,520,820)       (157,074,361)
                                                              --------------------------------
Net increase (decrease) in net assets from
          capital share transactions                           (10,271,785)          2,456,147
                                                              --------------------------------


TOTAL DECREASE IN NET ASSETS                                   (48,858,294)       (208,259,273)
----------------------------------------------------------------------------------------------


NET ASSETS:
----------------------------------------------------------------------------------------------
    Beginning of period                                         71,347,489         279,606,762
                                                              --------------------------------
    End of period                                           $   22,489,195       $  71,347,489
                                                              ================================
    Undistributed net investment income:                    $            0       $           0
                                                              ================================


CAPITAL SHARE ACTIVITY:
----------------------------------------------------------------------------------------------
    Shares sold                                                  4,841,345           9,187,638
    Shares redeemed                                             (6,606,631)         (9,885,341)
                                                              --------------------------------
    Net decrease in shares outstanding                          (1,765,286)           (697,703)
    Shares outstanding, beginning of period                      7,661,793           8,359,496
                                                              --------------------------------
    Shares outstanding, end of period                            5,896,507           7,661,793
                                                              ================================

(See accompanying notes to financial statements)

                                      *
                       -------------------------------

                  FINANCIAL HIGHLIGHTS - BERKSHIRE FOCUS FUND
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                  Year           Year          Year            Year           Year
                                                 Ended          Ended          Ended          Ended          Ended
                                              12/31/02       12/31/01       12/31/00       12/31/99       12/31/98

NET ASSET VALUE,
BEGINNING OF PERIOD                            $  9.31       $  33.45       $  39.84       $  16.44        $  8.64
------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                 (0.14)(A)      (0.31)(A)      (0.40)(A)      (0.31)          0.03
    Net realized and unrealized gains
         (losses) on investments                 (5.36)        (23.83)         (5.99)         23.80           8.97
                                               -------------------------------------------------------------------
Total from investment operations                 (5.50)        (24.14)         (6.39)         23.49           9.00
                                               -------------------------------------------------------------------

LESS DISTRIBUTIONS:
------------------------------------------------------------------------------------------------------------------
    Dividends from net investment income          0.00           0.00           0.00           0.00          (0.02)
    Distributions from net realized gains         0.00           0.00           0.00          (0.09)         (1.18)
                                               -------------------------------------------------------------------
Total distributions                               0.00           0.00           0.00          (0.09)         (1.20)
                                               -------------------------------------------------------------------

NET ASSET VALUE,
END OF PERIOD                                  $  3.81        $  9.31       $  33.45       $  39.84       $  16.44
==================================================================================================================


TOTAL RETURN                                   (59.08%)       (72.17%)       (16.04%)       142.90%        104.17%
==================================================================================================================


SUPPLEMENTAL DATA AND RATIOS:
------------------------------------------------------------------------------------------------------------------
Net assets at end of period (thousands)      $  22,489      $  71,347     $  279,607      $  33,600         $  353


Ratio of expenses to average net assets:
         Before fee waiver                       1.99%(D)       1.97%(C)       1.95%(B)       1.89%          1.93%
         After fee waiver                        1.99%(D)       1.97%(C)       1.95%(B)       1.89%          0.00%

Ratio of net investment income (loss)
    to average net assets:
         Before fee waiver                      (1.97%)        (1.89%)        (1.75%)        (1.71%)        (1.66%)
         After fee waiver                       (1.97%)        (1.89%)        (1.75%)        (1.71%)         0.26%

Portfolio turnover rate                         165.8%         222.7%         166.4%         155.5%         136.0%


(A) Net investment loss per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.

(B) For the year ended December 31, 2000 the ratios of expenses to average net assets excludes interest expense. The ratios before and after expense reimbursement, including interest expense, would be 1.96% and 1.96% respectively.

(C) For the year ended December 31, 2001 the ratios of expenses to average net assets excludes interest expense. The ratios before and after expense reimbursement, including interest expense, would be 1.98% and 1.98% respectively.

(D) For the year ended December 31, 2002 the ratios of expenses to average net assets excludes interest expense. The ratios before and after expense reimbursement, including interest expense, would be 2.01% and 2.01% respectively.


(See accompanying notes to financial statements)

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 2002


1. Organization

The Focus Fund (the "Fund") is a non-diversified series of The Berkshire Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on November 25, 1996. The Fund commenced operations on July 1, 1997. The Fund's investment objective is to seek long-term capital appreciation through investments in equity securities.


2. Significant Accounting Policies

   The following is a summary of the Trust's significant accounting policies:

Securities valuation - The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE"), normally 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the NYSE, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation - The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share.

Investment income - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders - Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 2002


Federal income tax - The Fund intends to comply with the requirement of Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify as a regulated investment company. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

Other - Generally Accepted Accounting Principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in-capital.


3. Investment Transactions

Purchases and sales of investment securities (excluding short-term instru-ments) for the year ended December 31, 2002 were $70,569,473 and $81,770,561, respectively. There were no purchases or sales of U.S. Government Securities for the Fund.

Unrealized appreciation (depreciation) at December 31, 2002 based on cost of securities for Federal tax purposes is as follows:


Gross unrealized appreciation       $      611,445
Gross unrealized depreciation          (22,876,609)
                                     --------------
Net unrealized depreciation         $  (22,265,164)

Cost of investments                 $   44,750,921


The Fund intends to utilize provisions of the federal income tax laws which allows it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2002, the Fund had the following capital loss carry-forwards for tax purposes:


             Capital Loss Carryforward         Date of Expiration
                  $   56,400,653                     12/31/10
                  $  292,752,183                     12/31/09
                  $   63,553,796                     12/31/08

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 2002


4. Related  Party Transactions, Investment Advisory and Administrative Fees

Certain officers and trustees of the Trust are also officers and directors of Berkshire Capital Holdings, Inc. ("Berkshire Capital").

The Fund has an Investment Advisory Agreement and a separate Administration Agreement with Berkshire Capital. Under the terms of the Investment Advisory Agreement, Berkshire Capital receives a fee accrued each calendar day (including weekends and holidays) at a rate of 1.50% per annum of the daily net assets of the Fund. Under the Administration Agreement, Berkshire Capital receives a fee as compensation for services rendered, facilities furnished and expenses assumed at the annual rate of 0.50% of the Fund's average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion, and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of the Fund's daily net assets and is accrued each calendar day (including weekends and holidays). For the year ended December 31, 2002, Berkshire Capital was paid an investment advisory fee of $644,836 and an administration fee of $212,098 from the Fund.


5. Beneficial Ownership Disclosure

Beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under
Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2002, National Financial Services Corp. and Charles Schwab Corp. were record owners of 31.55% and 27.67%, respectively of the Fund. As a record owner of more than 25% of the voting securities of a fund, there is not necessarily a presumption of control of the fund.

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 2002


6. Distributions to Shareholders

There were no distributions paid during the fiscal year ended December 31, 2002. The tax character of distributions paid during the fiscal years 2002 and 2001 was as follows:

Distributions paid from:         2002    2001
    Ordinary income              $ 0     $ 0
     Short-term capital gain     $ 0     $ 0
     Long-term capital gain      $ 0     $ 0
Total distributions paid         $ 0     $ 0

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                                 $             0
Undistributed long-term capital gain (accumulated losses)        (412,706,632)
Unrealized appreciation (depreciation)                            (22,265,164)
Total accumulated earnings (deficit)                          $  (434,971,796)

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

                                      *
               -------------------------------------------------
               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees

The Berkshire Funds
San Jose, California

We have audited the accompanying statement of assets and liabilities of The Berkshire Funds (comprised of the Berkshire Focus Fund), including the schedule of portfolio investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian and brokers as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Berkshire Funds as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

McCurdy & Associates CPA's, Inc.

Westlake, Ohio 44145
January 4, 2003

                                      *
                       -------------------------------
                           ADDITIONAL INFORMATION
                                  (unaudited)


Information about Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The SAI includes additional information about the Fund's Trustees and Officers and is available, without charge upon request, by calling toll-free 1-877-526-0707.


INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------
                                             Term of                              Number of    Other
                                             Office and    Principal              Portfolios   Directorships
                          Position(s) Held   Length of     Occupation During      Overseen     Held by Trustee
Name, Address and Age     with Trust         Time Served   Last 5 Years           by Trustee   or Officer
=====================     ===============    ===========   ====================   ==========   ===============
Malcolm R. Fobes III*     Trustee,           Since 1996    Berkshire Capital           1       None
475 Milan Drive           President,                       Holdings, Inc.;
Suite #103                Treasurer and                    Chairman and CEO
San Jose, CA 95134        Chief Financial
Age: 38                   Officer

Ronald G. Seger*          Trustee and        Since 1996    Ronald G. Seger, O.D.;      1       None
1150 West El Camino Real  Secretary                        Optometrist
Mountain View, CA 94040
Age: 53
--------------------------------------------------------------------------------------------------------------
*Trustees who are considered "interested persons" as defined in Section 2(a)(19)
of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.




NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------
                                             Term of                              Number of    Other
                                             Office and    Principal              Portfolios   Directorships
                          Position Held      Length of     Occupation During      Overseen     Held by Trustee
Name, Address and Age     with Trust         Time Served   Last 5 Years           by Trustee   or Officer
=====================     ===============    ===========   ====================   ==========   ===============
Leland F. Smith            Trustee           Since 1997    Elesco, Ltd.*;              1       None
P.O. Box 3539                                              Chairman & CEO
Sunriver, OR 97707
Age: 64

Andrew W. Broer            Trustee           Since 1998    Cisco Systems, Inc.;        1       None
325 East Tasman Drive                                      Data Center Manager
San Jose, CA 95134
Age: 37
--------------------------------------------------------------------------------------------------------------
*Elesco Ltd. provides consulting services for corporations and government agencies in the field of land-use management.


         THE BERKSHIRE FUNDS
         475 Milan Drive
         Suite #103
         San Jose, CA 95134
         (Toll-Free) 1-877-526-0707


         BOARD OF TRUSTEES
         Malcolm R. Fobes III, Chairman
         Ronald G. Seger
         Leland F. Smith
         Andrew W. Broer


         INVESTMENT ADVISER
         Berkshire Capital Holdings, Inc.
         475 Milan Drive
         Suite #103
         San Jose, CA 95134


         COUNSEL
         Thompson Hine LLP
         312 Walnut Street
         14th Floor
         Cincinnati, OH 45202


         INDEPENDENT AUDITOR
         McCurdy & Associates CPA's, Inc.
         27955 Clemens Road
         Westlake, OH 44145


         TRANSFER AGENT
         U.S. Bancorp Fund Services, LLC
         615 E. Michigan Street
         Milwaukee, WI 53202


         CUSTODIAN
         U.S. Bank, N.A
         425 Walnut Street
         Cincinnati, OH 45202


         DISTRIBUTOR
         Rafferty Capital Markets, LLC
         59 Hilton Avenue
         Garden City, NY 11530


         WEBSITE
         www.berkshirefunds.com